The Merger Fund® VL (the “Fund”)

Supplement dated May 3, 2022 to the Fund’s

Statement of Additional Information (“SAI”), dated April 29, 2022

Important Notice to Investors

The table on page 43 of the Fund’s SAI under the header “Trustee Compensation” is hereby replaced with the following:

Independent Trustee[1]	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald C. Burke	$56	$408,667 (97 funds)
Sarah E. Cogan	$45	$302,500 (102 funds)
Deborah A. DeCotis	$45	$293,333 (102 funds)
F. Ford Drummond	$45	$297,917 (102 funds)
Sidney E. Harris	$56	$316,667 (96 funds)
John R. Mallin	$56	$316,667 (96 funds)
Connie D. McDaniel	$63	$356,250 (96 funds)
Philip McLoughlin	$74	$671,917 (103 funds)
Geraldine M. McNamara	$61	$438,500 (97 funds)
R. Keith Walton	$56	$316,667 (96 funds)
Brian T. Zino	$50	$345,833 (102 funds)

Interested Trustee[1]	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
George R. Aylward	None	None

Advisory Board Member[2]	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
William R. Moyer	None	$140,000 (96 funds)

1 Became a Trustee effective October 1, 2021.

2 Became an Advisory Board Member effective October 1, 2021.

In the Allocation of Portfolio Brokerage section of the Fund’s SAI, the last sentence of the third paragraph on page 51 is hereby replaced with the following:

For the fiscal year ended December 31, 2021, the Merger Fund® VL paid brokerage commissions of $15,884 to one broker-dealer with respect to research services provided by third parties.

Investors should retain this supplement with the SAI for future reference.

TMF-VL 7091B Trustee Comp Brokerage Research Correction